    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 5, 2000
                                               REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                TEGAL CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                         2201 S. McDowell Boulevard                      68-0370244
  (State or other jurisdiction of                  Petaluma, CA 94955                       (I.R.S. Employer
   incorporation or organization)       (Address of principal executive offices)         Identification Number)
                                                       (Zip Code)

                              --------------------

                                TEGAL CORPORATION

                         THE SECOND AMENDED AND RESTATED
                         1998 EQUITY PARTICIPATION PLAN
                              OF TEGAL CORPORATION

                         THE SECOND AMENDED AND RESTATED
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                              OF TEGAL CORPORATION

                            (Full title of the plan)

                              --------------------

                                MICHAEL L. PARODI
                 Chairman, President and Chief Executive Officer
                                TEGAL CORPORATION
                           2201 S. McDowell Boulevard
                               Petaluma, CA 94955
                                 (707) 763-5600

 (Name, address and telephone number, including area code, of agent for service)

                                   Copies to:
                          Christopher L. Kaufman, Esq.
                                Latham & Watkins
                             135 Commonwealth Drive
                              Menlo Park, CA 94025
                                 (650) 328-4600

                              --------------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                                               Proposed
                                                        Proposed                Maximum
Title of                         Amount                 Maximum                Aggregate              Amount of
Securities to                     to be              Offering Price            Offering             Registration
be Registered                  Registered             Per Share(1)             Price(1)                Fee(1)
----------------------------------------------------------------------------------------------------------------------
Common Stock,
$0.01 par value
issuable under:

The Second
Amended and
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Restated 1998
Equity Participation          1,000,000               NA                       NA                    NA
Plan of Tegal
Corporation(2)
----------------------------------------------------------------------------------------------------------------------
The Second
Amended and
Restated Stock
Option Plan for                 300,000               NA                       NA                    NA
Outside Directors of
Tegal
Corporation(3)
----------------------------------------------------------------------------------------------------------------------
Total                         1,300,000               NA                       $2,335,840           $616.66
======================================================================================================================

(1) Estimated for the purpose of calculating the registration fee pursuant to Rule 457(c) for the 1,300,000 shares registered hereunder (the average ($1.7968) of the high ($2.0312) and low ($1.5625) prices for the Company's common stock quoted on the Nasdaq National Market on December 4, 2000).

(2) The Second Amended and Restated 1998 Equity Participation Plan of Tegal Corporation authorizes the issuance of 1,900,000 shares of the Company's common stock, 900,000 of which were previously registered on Form S-8 (File Nos. 333-66781 and 333-88373) filed with the Commission on November 4, 1998 and October 4, 1999.

(3) The Second Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation authorizes the issuance of 600,000 shares of the Company's common stock, 300,000 of which were previously registered on Form S-8 (File No. 333-00462) filed with the Commission on January 19, 1996.

                                       I.
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The information called for in Part I of Form S-8 is not being filed with or included in this Form S-8 (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission").

                                       II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         In this registration statement, Tegal Corporation is sometimes referred to as "we," "us" or "our."

         Pursuant to General Instruction E of Form S-8, this registration statement is filed solely to register an additional 1,000,000 shares of our common stock reserved for issuance under our Second Amended and Restated 1998 Equity Participation Plan which increase was approved by our board of directors on July 8, 2000 and approved by our stockholders on September 19, 2000, and an additional 300,000 shares of our common stock reserved for issuance under our Second Amended and Restated Stock Option Plan for Outside Directors, which increase was approved by our board of directors on July 8, 2000 and approved by our stockholders on September 19, 2000.

         Pursuant to General Instruction E, the following documents which we have filed with the Commission are hereby incorporated by reference in this registration statement:

         o Registration statements on Form S-8 (File Nos. 333-00462, 333-66781 and 333-88373), filed with the Commission on January 19, 1996, November 4, 1998 and October 4, 1999, respectively, except for the incorporation by reference contained therein of our registration statement on Form S-1 (File No. 33-84702), as amended, and our latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

         o Our Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2000.

         o Our Quarterly Reports on Form 10-Q for the three months ended June 30, 2000 and September 30, 2000.

         o Our Definitive Proxy Statement filed with the Commission on July 28, 2000.

         o the description of the common stock contained in our Registration Statement on Form 8-A (File No. 01-26824), which was declared effective by the Commission on October 18, 1995, including any subsequently filed amendments and reports updating this description.

         o All documents filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

         The following additional exhibits are also attached for filing:

Exhibit
Number                  Description
------                  -----------
    4.1*    The Second Amended and Restated 1998 Equity Participation Plan of Tegal Corporation.

    4.2*    The Second Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation.

    5       Opinion of Latham & Watkins.

   23.1     Consent of Latham & Watkins (included in Exhibit 5).

   23.2     Consent of PricewaterhouseCoopers LLP.

   24       Power of Attorney (included in the signature page to this registration statement).

----------------------

* Filed as an exhibit to the definitive proxy statement filed July 28, 2000 (File No. 0-26824) and incorporated herein by reference.

ITEM 9.  UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

              provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
         Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petaluma, State of California on this 4th day of December 2000.


                            TEGAL CORPORATION

                            By: /s/ MICHAEL L. PARODI
                                ------------------------------------------------
                                Michael L. Parodi
                                Chairman, President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint Michael L. Parodi and Paul N. Erickson with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agent to act for him in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 4, 2000.

                    Signature                                                        Title
                    ---------                                                        -----
/s/ MICHAEL L. PARODI                                      Chairman, President, Chief Executive Officer and
---------------------------------------------------        Director (Principal Executive Officer)
Michael L. Parodi

/s/ PAUL N. ERICKSON                                       Chief Financial Officer (Principal Financial Officer)
---------------------------------------------------
Paul N. Erickson

/s/ KATHY PETRINI                                          Corporate Controller (Principal Accounting Officer)
---------------------------------------------------
Kathy Petrini

/s/ JEFFREY M. KRAUSS                                      Director
---------------------------------------------------
Jeffrey M. Krauss

/s/ THOMAS R. MIKA                                         Director
---------------------------------------------------
Thomas R. Mika

                                                           Director
---------------------------------------------------
Edward A. Dohring

                                INDEX TO EXHIBITS

Exhibit
Number                   Description
-------                  -----------
    4.1*    The Second Amended and Restated 1998 Equity Participation Plan of Tegal Corporation.

    4.2*    The Second Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation.

    5       Opinion of Latham & Watkins.

   23.1     Consent of Latham & Watkins (included in Exhibit 5).

   23.2     Consent of PricewaterhouseCoopers LLP.

   24       Power of Attorney (included on page 5 of this registration statement).

----------------------

* Filed as an exhibit to the definitive proxy statement filed July 28, 2000 (File No. 0-26824) and incorporated herein by reference.